Securities and Exchange Commission
                              Washington, DC 20549

                                    Form 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) August 9, 2002
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                                  ASTRALIS LTD.
             (Exact Name of Registrant as Specified in its Charter)

         Delaware                    000-30997                   84-1508866
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(State or Other Jurisdiction       (Commission                 (IRS Employer
    of Incorporation)              File Number)              Identification No.)

75 Passaic Avenue, Fairfield, New Jersey                                 07004
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(Address of Principal Executive Offices)                              (Zip Code)

Registrant's telephone number, including area code (973) 227-7168
                                                   --------------

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          (Former Name or Former Address, if Changed Since Last Report)


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ITEM 9. REGULATION FD DISCLOSURE.

      On August 9, 2002, Astralis Ltd. (the "Company") submitted to the Securities and Exchange Commission the certification of the Company's report on Form 10-QSB for the quarter ended June 30, 2002 by its chief executive officer and chief financial officer as required pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 ASTRALIS LTD.

Date: August 9, 2002                             By: /s/ Mike Ajnsztajn
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                                                         Mike Ajnsztajn
                                                         Chief Executive Officer